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                                                                   EXHIBIT 23.4



                         CONSENT OF INSIGNIA/ESG, INC.


     We consent to all references to us in Amendment No. 6 to the Registration Statement on Form S-4 of Shelbourne Properties II, Inc. under the captions "SUMMARY," "ALTERNATIVES TO THE CONVERSION," "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" and "EXPERTS".

                                       INSIGNIA/ESG, INC.



New York, New York
February 6, 2001